Rule 497(d)

                                     FT 1052

                          Supplement to the Prospectus

     Notwithstanding anything to the contrary in the Prospectus, FTP Services LLC, an affiliate of the Depositor, will act as Fund/SERV Unit Servicing Agent to the Trusts with respect to the Trusts' Fund/SERV Units. Fund/SERV Units are Units purchased and sold through the Fund/SERV trading system. In all other respects, Fund/SERV Units are identical to other Units.

     The Fund/SERV CUSIPs for the Trusts are as follows:

                                                   Fund/SERV
       Trust                                       CUSIP number

       Biotechnology Portfolio, Series 11          30270C194
       Semiconductor Portfolio, Series 11          30270C244



November 1, 2005